UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 16, 2007

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
1212 Terra Bella Avenue
Mountain View, California 94043
(Address of principal executive offices, including zip code)
(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.5
EXHIBIT 99.6

Explanatory Note
IRIDEX Corporation, (the “Company” or “IRIDEX”) is filing this Amendment No. 1 on Form 8-K/A to amend Item 9.01 of the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on January 22, 2007 (the “Original Filing”). This amendment provides historical financial statements and corresponding pro forma financial information related to the Aesthetics Business (the “Aesthetics Business”) of Laserscope, a California corporation (“Laserscope”), a wholly owned subsidiary of American Medical Systems, Inc., a Delaware corporation (“AMS”), acquired by the Company pursuant to the Asset Purchase Agreement dated November 30, 2006 by and among AMS, Laserscope and the Company, which was not available at the time of the Original Filing
ITEM 9.01. Financial Statements and Exhibits.
The following financial statements and pro forma information are included in this report:
(a) Financial Statements of Business Acquired
The Company has provided audited combined financial statements, including the Combined Statements of Assets Sold and Liabilities Transferred and Statements of Revenues and Direct Operating Expenses for the Aesthetics Business, for the periods ending December 30, 2006 and July 19, 2006, and for the years ended December 31, 2005 and December 31, 2004, attached hereto as Exhibit 99.5 and incorporated herein by reference.
(b) Pro Forma Financial Information
The Company has also provided the required unaudited pro forma financial information for the Company and the Aesthetics Business for the year ended December 30, 2006, attached hereto as Exhibit 99.6 and incorporated herein by reference.
(d) Exhibits

Exhibit
Number	Description

2.1*	Asset Purchase Agreement dated November 30, 2006 by and among American Medical Systems, Inc., a Delaware corporation, Laserscope, a California corporation and a wholly owned subsidiary of American Medical Systems, Inc. and IRIDEX Corporation.

23.1	Consent of Independent Registered Public Accounting Firm related to the financial statements for the aesthetics business of Laserscope for the period of July 20, 2006 to December 30, 2006.

23.2	Consent of Independent Registered Public Accounting Firm related to the financial statements for the aesthetics business of Laserscope for the period of January 1, 2006 to July 19, 2006 and for the years ended December 31, 2005 and December 31, 2004.

99.1**	Business Loan and Security Agreement by and among Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007.

99.2**	Export-Import Bank Loan and Security Agreement by and among Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007.

99.3**	Borrower Agreement by Iridex Corporation in favor of Export-Import Bank of the United States and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007.

99.4**	Press release dated January 17, 2007.

99.5	Combined Statements of Assets Sold and Liabilities Transferred and Statements of Revenues and Direct Operating Expenses for the periods ending December 30, 2006 and July 19, 2006, and for the years ended December 31, 2005 and December 31, 2004.

99.6	Unaudited Pro Forma Condensed, Combined Financial Statements as of December 31, 2006 and for the year ended December 31, 2006.

*	Previously filed as Exhibit 2.1 to IRIDEX’s Current Report on Form 8-K, filed on December 6, 2006.

**	Previously filed Exhibits 99.1, 99.2, 99.3 and 99.4 to IRIDEX’s Current Report on Form 8-K, dated January 22, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

	By:	/s/ Theodore a. Boutacoff

Theodore A. Boutacoff
President and Chief Executive Officer
Date: November 20, 2007

EXHIBIT INDEX

Exhibit
Number	Description

2.1*	Asset Purchase Agreement dated November 30, 2006 by and among American Medical Systems, Inc., a Delaware corporation, Laserscope, a California corporation and a wholly owned subsidiary of American Medical Systems, Inc. and IRIDEX Corporation.

23.1	Consent of Independent Registered Public Accounting Firm related to the financial statements for the aesthetics business of Laserscope for the period of July 20, 2006 to December 30, 2006.

23.2	Consent of Independent Registered Public Accounting Firm related to the financial statements for the aesthetics business of Laserscope for the period of January 1, 2006 to July 19, 2006 and for the years ended December 31, 2005 and December 31, 2004.

99.1**	Business Loan and Security Agreement by and among Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007.

99.2**	Export-Import Bank Loan and Security Agreement by and among Iridex Corporation and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007.

99.3**	Borrower Agreement by Iridex Corporation in favor of Export-Import Bank of the United States and Mid-Peninsula Bank, part of Greater Bay Bank N.A., dated January 16, 2007.

99.4**	Press release dated January 17, 2007.

99.5	Combined Statements of Assets Sold and Liabilities Transferred and Statements of Revenues and Direct Operating Expenses for the periods ending December 30, 2006 and July 19, 2006, and for the years ended December 31, 2005 and December 31, 2004.

99.6	Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2006 and for the year ended December 31, 2006.

*	Previously filed as Exhibit 2.1 to IRIDEX’s Current Report on Form 8-K, filed on December 6, 2006.

**	Previously filed Exhibits 99.1, 99.2, 99.3 and 99.4 to IRIDEX’s Current Report on Form 8-K, dated January 22, 2007.